UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2010 (April 1, 2010)

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On April 1, 2010, Fortress Investment Group LLC (the “Company”) issued 7,500,000 of its Class A shares in exchange for an equal number of Fortress Operating Group units and Class B shares. The exchange was conducted pursuant to the terms of the Exchange Agreement among FIG Corp., FIG Asset Co. LLC, each of the Fortress principals, Fortress Operating Entity I LP, Fortress Operating Entity II LP, Fortress Operating Entity III LP, and Principal Holdings I LP. The issuance of the Class A shares was made in a private placement transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC
(Registrant)

/s/ DAVID N. BROOKS
David N. Brooks
General Counsel

Date: April 5, 2010

3